UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2019

Sport Endurance, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-161943	26-2754069
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

81 Prospect Street Brooklyn, NY	11201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 846-4280

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On March 8, 2019, Sport Endurance, Inc. (the “Company”) issued a Canadian investment banker 3,666,666 shares of the Company’s common stock for advisory services rendered.

Item 5.02 Departure of Directors or Certain Officers; Election of Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 4, 2019, Mr. David Lelong resigned from his position as the Company’s Chief Executive Officer effective immediately. Mr. Lelong remains as the President, Chief Financial Officer, Secretary, Treasurer and director of the Company.

On March 4, 2019, the Board of Directors of the Company appointed Mr. Damian Dalla-Longa and Ms. Lori Taylor as the Company’s Co-Chief Executive Officers. The Company has entered into definitive agreements to acquire TruPet LLC, an online seller of pet foods, flea and tick products pet nutritional products and related pet supplies and Bona Vida, Inc., an innovative emerging CBD platform focused on developing a portfolio of brand and product verticals within the animal and human health and wellness space. The definitive agreements are based on various conditions being met.

Damian Dalla-Longa has been the CEO of Bona Vida since October 2018. Prior to Bona Vida, from August 2017, Mr. Dalla-Longa was a Partner at Albaron Partners. From April 2016 to May 2017, Mr. Dalla-Longa was a Sector Head at Magnetar Capital and from August 2012 to March 2016 Mr. Dalla-Longa was an Investment Analyst at King Street Capital Management.

Lori Taylor has been the owner of RevMedia Marketing LLC since May 2009 and TruPet LLC since August 2013.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 7, 2019 (the “Effective Date”), the Company filed a Certificate of Withdrawal of Certificate of Designation (the “Amendment”) for the Company’s Series A Preferred Stock (the “Series A”). The filing of the Amendment was approved by the Company’s Board of Directors and there were no shares of Series A outstanding on the Effective Date.

The foregoing description of the Amendment is a summary only and is qualified in its entirety by the full text of the Amendment filed as Exhibit 3.1 hereto which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits

Exhibit	Description
3.1	Certificate of Withdrawal of Certificate of Designation for Series A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORT ENDURANCE, INC.

Date: March 8, 2019	By: /s/ Damian Dalla-Longa
Name: Damian Dalla-Longa
Title: Co-Chief Executive Officer